                                                 Annual Report o August 31, 1998

[logo]

    Tax Free Reserves

MONEY MARKETS

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                              INVESTMENT PRODUCTS:
               NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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

TABLE OF CONTENTS

                                                                           Page

Letter to Our Shareholders                                                   1
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Portfolio Environment and Outlook                                            2
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Fund Facts                                                                   3
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Fund Performance                                                             4
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CITIFUNDS TAX FREE RESERVES

Statement of Assets and Liabilities                                          5
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Statement of Operations                                                      5
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Statement of Changes in Net Assets                                           6
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Financial Highlights                                                         6
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Notes to Financial Statements                                                7
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Independent Auditors' Report                                                10
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TAX FREE RESERVES PORTFOLIO

Portfolio of Investments                                                    11
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Statement of Assets and Liabilities                                         19
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Statement of Operations                                                     19
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Statement of Changes in Net Assets                                          20
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Financial Highlights                                                        20
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Notes to Financial Statements                                               21
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Independent Auditors' Report                                                23
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

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

  The 12-month period ended August 31, 1998 saw a continuation of the positive economic conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace its gains for the year.

  Such volatility suggests that tax-exempt money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest that is free from federal income taxes. In our view, CitiFunds(SM) Tax Free Reserves can play a valuable role in investors' diversified investment portfolios.

  As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

  Thank you for your continued confidence and participation.

Sincerely,

/s/ Philip W. Coolidge

Philip W. Coolidge
President
September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

  Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis was, in fact, negatively affecting U.S. corporate earnings and dampening U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. exporters. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

  In this economic environment, yields of short-term municipal securities generally tracked the movements of yields of comparable U.S. Treasury bills. However, the market also responded to its own unique influences, most notably changes in the supply of newly issued securities. While issuance of longer-term municipal securities increased, the short end of the market saw a reduction of supply relative to one year ago. Favorable economic conditions, attractive rates in the longer end of the market and improved fiscal operations appear to have reduced the need for municipalities to finance their operating and capital needs with short-term debt. As a result, the diminished supply of new municipal notes that came to market in 1998 was quickly absorbed by tax-exempt money market funds.

  The relative shortage of short-term municipal notes was offset by increased issuance of tax-exempt variable-rate demand notes (VRDNs), which are securitized and issued by investment banks. As these "floaters" saturated the market, they became the most attractive alternative for investors seeking competitive yields from short-term tax-exempt securities.

  AS NOTES IN THE PORTFOLIO MATURED, WE REINVESTED THE PROCEEDS IN VRDNS to take advantage of their higher yields. As a result, the portfolio's average maturity declined from about 50 days at the start of the 12-month reporting period to as low as 35 days. By mid-1998, VRDNs comprised approximately 70% of the portfolio, with the remainder allocated among conventional notes and commercial paper. In July, when calls and redemptions of many tax-exempt notes made more cash available for reinvestment, increased demand for higher yielding tax-exempt money market securities caused rates to decline further. This reduced the yield advantage of longer-dated money market securities over shorter term securities. Accordingly, we found no reason to extend the average maturity of the portfolio by buying longer-dated notes.

  WE BELIEVE SHORT-TERM INTEREST RATES ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

  In the meantime, we remain encouraged by the strength of the short-term municipal securities market. In our analysis, the nation's municipalities are more fiscally sound than at any other time in recent memory. Even cities and towns that had persistent financial problems just a few years ago appear to be economically healthier. If this favorable credit environment continues, it should help us continue to deliver competitive after-tax returns consistent with capital preservation to our shareholders.

FUND FACTS

FUND OBJECTIVE
Provide high levels of current income which is exempt from Federal income taxes,* preservation of capital and liquidity.

INVESTMENT ADVISER,            DIVIDENDS
TAX FREE RESERVES PORTFOLIO    Declared daily, paid monthly
Citibank, N.A.
                               CAPITAL GAINS
COMMENCEMENT OF OPERATIONS     Distributed annually, if any
August 31, 1984
                               BENCHMARKS
NET ASSETS AS OF 8/31/98       o Lipper Tax Exempt Money Funds Average
$514.8 million                 o IBC General Tax Free Funds Average

* A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax advisor.

FUND PERFORMANCE
TOTAL RETURNS

                                                 ONE         FIVE          TEN
ALL PERIODS ENDED AUGUST 31, 1998               YEAR        YEARS*       YEARS*
------------------------------------------------------------------------------
CitiFunds Tax Free Reserves                    3.08%        2.88%        3.57%
Lipper Tax Exempt Money Funds Average          3.04%        2.87%        3.56%

* Average Annual Total Return

7-DAY YIELDS
Annualized Current                 2.83%
Effective                          2.87%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1998, the Fund paid $0.03042 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax. In addition, 12.7% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS TAX FREE RESERVES
VS. IBC GENERAL TAX FREE FUNDS AVERAGE

     As illustrated, CitiFunds Tax Free Reserves generally provided a similar annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC Money Fund Report(TM), for the one-year period.

                                 IBC General
                                  Tax Free           CitiFunds
                                    Funds             Tax Free
                                   Average            Reserves

                    9/02/97         2.84               2.90
                    4/11/97         3.09               3.09
                    1/06/98         3.24               3.26
                    3/10/98         2.66               2.57
                    5/12/98         3.21               3.16
                    7/14/98         2.75               2.70
                    8/31/98         2.83               2.84

Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns and yields would have been lower.

CITIFUNDS TAX FREE RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
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ASSETS:
Investment in Tax Free Reserves Portfolio, at value (Note 1)       $516,133,245
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LIABILITIES:
Payable for shares of beneficial interest repurchased                   119,302
Dividends payable                                                       966,748
Payable to affiliate -- Shareholder Servicing Agents'
  fees (Note 3B)                                                        107,932
Accrued expenses and other liabilities                                  168,709
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   Total liabilities                                                  1,362,691
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NET ASSETS for 514,784,440 shares of beneficial
  interest outstanding                                             $514,770,554
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NET ASSETS CONSIST OF:
Paid-in capital                                                    $514,784,440
Accumulated net realized loss on investments                            (13,886)
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   Total                                                           $514,770,554
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NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE           $1.00
===============================================================================

CITIFUNDS TAX FREE RESERVES
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
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INVESTMENT INCOME (Note 1A):
Income from Tax Free Reserves Portfolio           $17,637,421
Allocated expenses from Tax Free Reserves
 Portfolio                                           (717,076)
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                                                                    $16,920,345
EXPENSES:
Shareholder Servicing Agents' fees (Note 3B)        1,194,360
Administrative fees (Note 3A)                       1,194,360
Distribution fees (Note 4)                            477,744
Registration fees                                      27,568
Shareholder reports                                    26,969
Custody and fund accounting fees                       20,295
Transfer agent fees                                    13,873
Trustees' fees                                         11,813
Audit fees                                             11,500
Legal fees                                              4,799
Miscellaneous                                          19,016
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   Total expenses                                    3,002,297
Less aggregate amounts waived by Administrator
 and Distributor (Notes 3A and 4)                     (614,435)
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   Net expenses                                                       2,387,862
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Net investment income                                                14,532,483
NET REALIZED GAIN ON INVESTMENTS FROM TAX FREE RESERVES
 PORTFOLIO                                                               13,752
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NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         $14,546,235
===============================================================================

See notes to financial statements

CITIFUNDS TAX FREE RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                     YEAR ENDED AUGUST 31,
                                                ------------------------------
                                                        1998              1997
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INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income                           $ 14,532,483       $12,138,295
Net realized gain on investments                      13,752             4,286
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   Net increase in net assets from operations .   14,546,235        12,142,581
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Dividends to Shareholders from:
Net investment income                            (14,532,483)      (12,138,295)
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TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
AT NET ASSET VALUE OF $1.00 PER SHARE (Note 5):
Proceeds from sale of shares                     950,656,793       785,995,599
Net asset value of shares issued to
 shareholders from reinvestment of dividends       2,647,143         2,758,764
Cost of shares repurchased                      (861,030,403)     (737,624,515)
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   Net increase in net assets from
    transactions in shares of beneficial
    interest                                      92,273,533        51,129,848
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NET INCREASE IN NET ASSETS                        92,287,285        51,134,134
NET ASSETS:
Beginning of period                              422,483,269       371,349,135
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End of period                                   $514,770,554     $ 422,483,269
===============================================================================

CitiFunds Tax Free Reserves
FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED AUGUST 31,
                                                  -----------------------------------------------------
                                                       1998       1997       1996       1995       1994
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
Net Asset Value, beginning of period              $ 1.00000  $ 1.00000  $ 1.00000  $ 1.00000  $ 1.00000
Net investment income                               0.03042    0.03004    0.02973    0.03197    0.02002
Less dividends from net investment income          (0.03042)  (0.03004)  (0.02973)  (0.03197)  (0.02002)
-------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                    $ 1.00000  $ 1.00000  $ 1.00000  $ 1.00000  $ 1.00000
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's omitted)         $ 514,771  $ 422,483  $ 371,349  $ 392,172  $ 232,333
Ratio of expenses to average net assets(+)            0.65%      0.65%      0.65%      0.65%      0.65%
Ratio of net investment income to
  average net assets(+)                               3.04%      3.01%      2.97%      3.22%      1.99%
Total return                                          3.08%      3.05%      3.01%      3.24%      2.02%
Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                   $ 0.02782  $ 0.02715  $ 0.02693  $ 0.02929  $ 0.01730
RATIOS:
Expenses to average net assets(+)                     0.92%      0.94%      0.93%      0.92%      0.92%
Net investment income to average net assets(+)        2.77%      2.72%      2.69%      2.95%      1.72%
=======================================================================================================
(+) Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.

See notes to financial statements

CITIFUNDS TAX FREE RESERVES
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Tax Free Reserves (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end, management investment company. Effective January 2, 1998 Landmark Tax Free Reserves changed its name to CitiFunds Tax Free Reserves. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as investment adviser. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The Fund seeks to achieve its investment objective of a high level of current income which is exempt from federal income taxes, consistent with preservation of capital and liquidity, by investing all of its investable assets in the Portfolio, an open-end, non-diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 71.3% at August 31, 1998) in the net assets of the Portfolio.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The significant accounting policies consistently followed by the Fund are as follows:

   A. Investment Income The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

   B. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $13,886, all of which will expire on August 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   C. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

3. ADMINISTRATIVE SERVICES PLAN The Fund has adopted an Administrative
Services Plan which provides that the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Fund's Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the year ended August 31, 1998, Management agreed to voluntarily limit Fund expenses to 0.65%.

   A. Administrative Fees Under the terms of an Administrative Services Agreement, CFBDS is entitled to an administrative fee, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. Administrative fees amounted to $1,194,360, of which $409,833 was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

   B. Shareholder Servicing Agent Fees The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $1,194,360 for the year ended August 31, 1998.

4. DISTRIBUTION FEE The Fund has adopted a Plan of Distribution pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made during the period. Distribution fees amounted to $477,744, of which $204,602 was voluntarily waived for the year ended August 31, 1998.

5. SHARE OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

6. INVESTMENT TRANSACTIONS Increases and decreases in the Fund's investment in the Portfolio aggregated $661,786,594 and $586,096,759 respectively, for the year ended August 31, 1998.

CITIFUNDS TAX FREE RESERVES
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS TAX FREE RESERVES:

  We have audited the accompanying statement of assets and liabilities of CitiFunds Tax Free Reserves (a Massachusetts business trust) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds Tax Free Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

TAX FREE RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       August 31, 1998

                                                  PRINCIPAL
                                                   AMOUNT
ISSUER                                         (000'S OMITTED)         VALUE
----------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER  --  3.1%
----------------------------------------------------------------------------
Dallas, Texas, 3.55% due 10/15/98                 $   6,140    $   6,140,000
Houston, Texas, Airport System Revenue, AMT,
   3.55% due 11/17/98                                 3,000        3,000,000
Montgomery County, Pennsylvania, Municipal
   Securities Trust Certificates,
   3.77% due 10/05/98                                10,000       10,000,000
Venango, Pennsylvania, Industrial Development
   Revenue, AMT, 3.55% due 11/16/98                   3,300        3,300,000
                                                               -------------
                                                                  22,440,000
                                                               -------------
GENERAL OBLIGATION BONDS AND NOTES  --  3.3%
----------------------------------------------------------------------------
Broward County, Florida, School District,
   7.125% due 2/15/99                                   150          155,155
Chicago, Illinois, 3.55% due 10/29/98                 7,200        7,199,745
Chicago, Illinois, 3.65% due 12/03/98                 2,500        2,500,000
Chicago, Illinois, 3.55% due 2/04/99                  5,000        4,999,041
Clark County, Ohio, 4.20% due 4/01/99                   490          491,096
Dade County, Florida, School District,
   7.10% due 7/01/99                                  1,000        1,048,583
Georgia State, 7.70% due 2/01/99                      2,165        2,201,580
Georgia State, 6.30% due 3/01/99                      2,000        2,026,745
Honolulu, Hawaii, 6.90% due 10/01/98                  1,025        1,042,958
Houston, Texas, 6.50% due 2/01/99                     1,000        1,011,913
Mecklenburg County, North Carolina,
   4.70% due 3/01/99                                  1,025        1,030,683
Seattle, Washington, 4.50% due 9/01/98                  465          465,000
                                                               -------------
                                                                  24,172,499
                                                               -------------
ANNUAL AND SEMI-ANNUAL TENDER REVENUE
BONDS AND NOTES (PUTS)  --  12.5%
----------------------------------------------------------------------------
Austin, Texas, Utilities System Revenue,
   7.25% due 11/15/98                                   300          307,960
Brazos River, Texas Harbor, 6.50% due 8/15/99           350          358,733
Charlotte, North Carolina, Certificates of
   Participation, 4.00% due 9/01/98                   1,000        1,000,000
Chicago, Illinois, Metropolitan Water
   Reclamation District, 7.25% due 1/01/99            1,200        1,213,726
Chicago, Illinois, Public Building Commercial
   Revenue, 7.75% due 1/01/99                         1,530        1,579,696
Clark County, Kentucky, Pollution Control
   Revenue, 3.60% due 10/15/98                        7,500        7,500,000
Cobb County, Georgia, School District,
   4.00% due 12/31/98                                 1,500        1,501,246
Colorado Springs, Colorado, Utilities Revenue,
   5.40% due 11/15/98                                 1,315        1,319,598
Dade County, Florida, Water and Sewer System
   Revenue, 4.50% due 10/01/98                          350          350,180
Dade County, Florida, Water and Sewer System
   Revenue, 12.00% due 10/01/98                       2,000        2,013,079
East Stroudsburg, Pennsylvania,
   4.50% due 11/15/98                                 1,000        1,001,785
Florida State, Dividend Bond Financial
   Department, 5.00% due 7/01/99                      4,900        4,963,832
Fort Smith, Arizona, Sales and Use Tax,
   4.00% due 12/01/98                                   480          480,000
Hamilton, Ohio, Electric System Revenue,
   8.00% due 10/15/98                                   400          410,035
Hawaii State, Airports System Revenue,
   5.40% due 7/01/99                                  1,000        1,015,410
Illinois State, Health Facilities Authority
   Revenue, 7.25% due 4/01/99                           500          519,233
Illinois State, Sales Tax Revenue,
   7.00% due 6/15/99                                  1,000        1,045,889
Indianapolis, Illinois, Airport Authority
   Revenue, 5.00% due 7/01/99                           250          252,420
Intermountain Power Agency Revenue,
   5.50% due 7/01/99                                  1,000        1,015,770
Jonesboro, Arkansas, Sales and Use Tax,
   3.90% due 11/15/98                                 1,000        1,000,000
Louisiana Public Facilities Authority,
   4.40% due 12/10/98                                 4,000        4,006,011
Marion County, Tennessee, Industrial
   Environmental, AMT, 3.65% due 2/01/99              2,500        2,500,000
Maryland State Department of Transportation,
   6.375% due 11/01/98                                2,000        2,009,227
Maryland State Department of Transportation,
   6.80% due 11/15/98                                 1,000        1,021,369
Massachusetts State Health and Educational
   Facilities, 7.25% due 12/01/98                       500          514,142
Massachusetts State Health and Educational
   Facilities, 7.375% due 12/01/98                    1,995        2,052,265
Mecklenburg County, North Carolina,
   6.20% due 1/01/99                                  1,000        1,008,451
Michigan State, Building Authority Revenue,
   4.00% due 10/15/98                                   575          575,243
Michigan State, Trunk Line,
   7.00% due 8/15/99                                  1,500        1,577,474
Michigan State, Underground Storage,
   5.00% due 5/01/99                                  3,000        3,029,820
Milwaukee, Wisconsin, Metro Sewer District,
   6.50% due 10/01/98                                 1,000        1,002,313
Minnesota Water Pollution Control Revenue,
   5.00% due 3/01/99                                  2,170        2,184,711
Nashville, Tennessee, Health and Educational
   Facilities, 3.75% due 1/15/99                      4,000        4,000,000
New Berlin, Wisconsin, 4.50% due 12/01/98             1,105        1,106,999
Newport News, Virginia, 6.875% due 12/01/98           1,700        1,751,699
North Little Rock, Arkansas, Industrial
   Development, 3.358% due 2/01/99                      750          750,000
Ohio State Public Facilities Authority,
   4.50% due 11/01/98                                 5,000        5,007,297
Ohio State Public Facilities Authority,
   5.00% due 11/01/98                                 1,000        1,002,110
Oklahoma State Water Resource Board State Loan
   Revenue, 3.55% due 9/01/98                         4,425        4,425,000
Orlando, Florida, Waste Water System Revenue,
   5.00% due 10/01/98                                   300          300,262
Port Seattle, Washington, AMT, 4.80% due 5/01/99      1,400        1,410,390
Pulaski County, Kentucky, Solid Waste Disposal
   Revenue, AMT, 3.60% due 2/15/99                    4,800        4,800,000
San Antonio, Texas, 8.00% due 8/01/99                 1,000        1,039,440
Washington D.C., Airport Authority Revenue, AMT,
   6.80% due 10/01/98                                 1,000        1,002,409
Washington State, 7.70% due 12/01/98                  1,000        1,009,703
Washington State, Housing Finance Community, AMT,
   3.90% due 12/15/98                                   310          310,000
Washington State, Public Power Supply,
   6.00% due 7/01/99                                  1,525        1,555,217
Washington State, Public Power Supply,
   7.50% due 7/01/99                                    450          472,343
Washington Suburban Sanitation District,
   7.00% due 12/01/98                                 2,500        2,544,243
Western Minnesota Municipal Power Supply
   Agency, 10.25% due 1/01/99                           600          612,674
York County, South Carolina, Pollution
   Control, 3.50% due 9/15/98                         7,000        7,000,000
                                                               -------------
                                                                  90,429,404
                                                               -------------

REVENUE, TAX, BOND AND TAX REVENUE ANTICIPATION NOTES  --  2.0%
----------------------------------------------------------------------------
Butts County, Georgia, School District,
   3.85% due 9/01/98                                  1,390        1,390,000
Iowa State School Cash Anticipation Program,
   4.25% due 1/28/99                                  5,970        5,986,016
Kentucky, TRAN'S, 4.50% due 6/25/99                   2,800        2,822,268
Michigan State, TRAN'S, 4.50% due 9/30/98             4,500        4,503,133
                                                               -------------
                                                                  14,701,417
                                                               -------------
VARIABLE RATE DEMAND NOTES*  --  78.9%
----------------------------------------------------------------------------
ABN Amaro Munitops Certificates Trust,
   due 4/05/06                                        5,000        5,000,000
ABN Amaro Munitops Certificates Trust, AMT,
   due 7/05/06                                        2,000        2,000,000
Alexandria, Virginia, Industrial Development
   Authority, due 7/01/26                             1,300        1,300,000
Allegheny County, Pennsylvania Industrial
   Development, due 7/01/27                           2,400        2,400,000
Allegheny County, Pennsylvania Sanitation
   Authority Sewer, due 12/01/24                      7,000        7,000,000
Allendale County, South Carolina, Industrial
   Revenue, due 8/01/01                               3,900        3,900,000
Arapahoe County, Colorado, Revenue
   Authority, due 7/01/07                             1,955        1,955,000
Ashe County, North Carolina, Industrial
   Facilities and Pollution, due 7/01/10              2,100        2,100,000
Atlanta, Georgia, Railroad Transit, AMT,
   due 7/01/10                                        2,300        2,300,000
Beloit, Kansas, Industrial Development
   Authority, AMT, due 12/01/16                       3,100        3,100,000
Bexar County, Texas, Health Facilities
   Development, due 7/11/11                             915          915,000
Bexar County, Texas, Housing Finance
   Authority, due 9/15/26                             1,900        1,900,000
Brooks County, Georgia, Development Authority
   Revenue, due 3/01/18                               2,000        2,000,000
California Pollution Control Financing,
   due 10/01/11                                         600          600,000
Capital Projects Financial Authority Revenue,
   due 8/01/17                                        1,700        1,700,000
Capital Projects Financial Authority Revenue,
   due 7/01/27                                        3,300        3,300,000
Carrollton, Georgia, Payroll Development
   Authority, due 3/01/15                             1,750        1,750,000
Carthage, Missouri, Industrial Development
   Authority Revenue, due 4/01/07                     2,000        2,000,000
Carthage, Missouri, Industrial Development
   Authority Revenue, AMT, due 9/01/30                2,000        2,000,000
Cherokee County, South Carolina, Industrial
   Revenue, AMT, due 8/01/19                            200          200,000
Chicago, Illinois, due 1/01/27                       23,900       23,900,000
Clarksville, Tennessee, Public Building
   Authority, due 10/01/25                              980          980,000
Clayton County, Georgia, Housing Authority,
   due 1/01/21                                          865          865,000
Clipper Tax Exempt Trust, AMT, due 3/01/15            3,035        3,035,000
Clipper Tax Exempt Trust, AMT, due 3/01/16            3,500        3,500,000
Colorado Health Facilities Authority Revenue,
   due 2/01/22                                       15,995       15,995,000
Colorado Housing Finance Authority,
   due 2/15/28                                        2,000        2,000,000
Columbus, Georgia, Housing Authority Revenue,
 due 11/01/17                                           850          850,000
Connecticut State, due 3/15/12                        2,000        2,000,000
Connecticut State, Health & Educational
   Facilities, due 7/01/27                            1,500        1,500,000
Coweta County, Georgia, Pollution
   Development Authority, due 9/01/26                 1,600        1,600,000
Crossett, Arizona, Pollution Control Revenue,
   due 10/01/98                                       3,500        3,500,000
Dallas, Fort Worth, Texas, Regional
   Airport, AMT,
   due 11/01/23                                       1,000        1,000,000
Dauphin County, Pennsylvania, General
   Authority Revenue, due 10/01/27                    5,000        5,000,000
Davidson County, North Carolina, Industrial
   Facilities, due 7/01/20                            2,140        2,140,000
De Kalb County, Georgia, Industrial
   Development Revenue, due 8/01/00                   1,500        1,500,000
De Kalb County, Georgia, Industrial Development
   Revenue, due 2/01/18                               1,100        1,100,000
De Kalb County, Georgia, Multifamily Housing
   Revenue, due 6/01/25                               4,300        4,300,000
District of Columbia, due 6/01/03                       400          400,000
District of Columbia, Housing Mortgage
   Revenue, due 6/01/28                               8,100        8,100,000
District of Columbia, Revenue, due 10/01/15             500          500,000
Effingham County, Georgia, Development
   Authority, due 4/01/37                             2,400        2,400,000
Eloy, Arizona, Industrial Development
   Authority Revenue, AMT, 8/01/20                    1,000        1,000,000
Farmington, New Mexico, Pollution Control
   Revenue, 12/01/16                                  7,000        7,000,000
Fayetteville, Arkansas, Industrial
   Development, AMT, due 12/01/04                     1,100        1,100,000
Forsyth County, Georgia, Industrial
   Development Revenue, due 1/01/07                   2,000        2,000,000
Fort Wayne, Indiana, Economic Development
   Revenue, due 12/01/03                              1,000        1,000,000
Fort Wayne, Indiana, Hospital Authority
   Revenue, due 1/01/16                               1,000        1,000,000
Fulton County, Georgia, Development
   Authority, due 12/01/12                            5,000        5,000,000
Fulton County, Georgia, Development
   Authority Revenue, due 2/01/18                     2,000        2,000,000
Fulton County, Georgia, Industrial
   Development Authority, AMT, due 6/01/27              500          500,000
Gage County, Nevada, Industrial Development
   Revenue, AMT, due 10/10/17                         1,000        1,000,000
Garfield County, Oklahoma, Industrial Authority,
   AMT, due 10/01/15                                  1,000        1,000,000
Gila County, Arizona, Industrial Development
   Authority, due 11/01/25                            1,865        1,865,000
Gordon County, Georgia, Industrial
   Development Authority Revenue, due 8/01/17         1,000        1,000,000
Grant Parish, Louisiana, Industrial
   Development Revenue, AMT, due 10/01/21             1,000        1,000,000
Grapevine, Texas, Industrial Development
   Corp. Revenue, due 12/01/24                        1,200        1,200,000
Green River, Wyoming, Pollution Control
   Revenue, AMT, due 10/01/18                           400          400,000
Gulf Breeze, Florida, Revenue, due 3/31/21            4,825        4,825,000
Gwinett County, Georgia, Industrial
   Development Revenue, due 6/01/05                   1,500        1,500,000
Gwinett County, Georgia, Industrial
   Development Revenue, due 3/01/17                     700          700,000
Halifax County, North Carolina, Industrial
   Facilities, AMT, due 12/01/19                      1,500        1,500,000
Henderson, Nevada, Health Care Facilities
   Revenue, due 7/01/20                                 700          700,000
Hernando County, Florida, Industrial
   Development Revenue, due 12/01/04                  4,550        4,550,000
Illinois Development, due 11/01/17                    2,725        2,725,000
Illinois Health Facilities Authority Revenue,
   due 11/01/20                                       1,600        1,600,000
Inland, Florida, Protection Financial Corp.,
   due 1/01/04                                        4,320        4,320,000
Jackson, Mississippi, Industrial
   Development Revenue, due 12/01/15                  2,650        2,650,000
Jasper County, Missouri, Industrial
   Development Authority, AMT, due 10/01/27           1,000        1,000,000
Jefferson Parish, Louisiana, Hospital
   District 2, due 12/01/15                           2,700        2,700,000
Johnson City, Tennessee Health, due 10/27/99          5,000        5,000,000
Kansas City, Missouri, Industrial Development
   Hospital, due 4/15/15                                500          500,000
Kentucky Economic Development Finance
   Authority, due 11/01/20                            3,000        3,000,000
Kentucky State Turnpike Authority, Resource
   Recovery, due 7/01/03                              8,690        8,690,000
Knox County, Tennessee, Health Educational
   Hospital Facilities, due 12/01/27                  8,000        8,000,000
Knox County, Tennessee, Industrial
   Development Board Revenue, AMT,
   due 10/01/00                                       1,400        1,400,000
Kohler, Wisconsin, Industrial Sewer
   Facilities, AMT, due 9/01/17                       4,000        4,000,000
Long Island Power Authority, due 5/01/33              4,100        4,100,000
Louisa County, Virginia, Industrial
   Development Authority, due 1/01/20                   900          900,000
Louisiana Housing Finance Agency
   Mortgage Revenue, AMT, due 6/01/27                 5,390        5,390,000
Macon, Trust Pooled Receipts, due 3/03/07            33,460       33,460,000
Madison, Wisconsin, Community Development
   Authority, due 6/01/22                             1,105        1,105,000
Marshfield, Wisconsin, Industrial Development
   Revenue, due 12/01/14                              2,500        2,500,000
Mason County, Kentucky, Pollution Control,
   due 10/15/14                                       2,950        2,950,000
Massachusetts State Turnpike Authority,
   due 1/01/17                                           80           80,000
Mecklenburg County, North Carolina, Industrial
   Facilities, due 9/01/14                            2,000        2,000,000
Mississippi Home Corp., Single Family,
   due 11/01/29                                       3,305        3,305,000
Mississippi Home Corp., Single Family, AMT,
   due 6/01/28                                        3,485        3,485,000
Missouri State, Health and Educational
   Facilities Revenue, due 7/01/18                    3,700        3,700,000
Missouri State, Health and Educational
   Facilities Revenue, due 8/15/21                    1,100        1,100,000
Moorhead, Minnesota, Solid Waste Disposal,
   AMT, due 4/01/12                                   3,000        3,000,000
Morgan Keegan Municipal Productions, AMT,
   due 5/06/99                                        3,685        3,685,000
Multi-State Municipal Securities Trust
   Certificates, due 3/01/01                          9,140        9,140,000
Multi-State Municipal Securities Trust
   Certificates, due 12/01/03                         8,380        8,380,000
Municipal Tax Exempt Trust Receipts
   due 10/01/30                                      14,500       14,500,000
Municipal Tax Exempt Trust Receipts
   due 10/01/32                                      17,250       17,250,000
Nash County, North Carolina, due 12/01/14             1,000        1,000,000
Nashville, Tennessee, due 5/15/25                     6,450        6,450,000
Nevada Business & Industry Development
   Revenue, AMT, due 8/01/20                            910          910,000
New Hampshire Highway, Educational and Health
   Facilities, due 6/01/23                            5,945        5,945,000
New Hampshire State Industrial Development
   Authority, AMT, due 1/01/18                        1,325        1,325,000
New Hanover County, North Carolina,
   due 3/01/14                                        2,250        2,250,000
New Jersey Economic Development Authority,
   AMT, due 12/15/98                                  6,000        6,000,000
New York MTA Trust Receipts, due 1/01/18              2,400        2,400,000
New York MTA Trust Receipts, due 1/01/22              1,600        1,600,000
New York State, due 7/01/15                           1,000        1,000,000
New York State, due 2/01/19                           1,125        1,125,000
New York State, due 8/01/19                           1,300        1,300,000
New York State, due 8/01/20                           2,100        2,100,000
New York State, due 8/01/21                           2,600        2,600,000
New York State Medical Care Facilities
   Finance Authority, due 8/15/22                     1,000        1,000,000
North Carolina Medical Care Hospital
   Authority, due 10/01/13                              200          200,000
North Little Rock, Arkansas, Health
   Facilities, due 12/01/21                           1,700        1,700,000
Oak Creek, Wisconsin, Industrial Development
   Authority, due 12/01/07                            1,700        1,700,000
Ohio Housing Finance Agency Revenue, AMT,
   due 3/01/99                                        6,000        6,000,000
 Orange County, Florida, Industrial
   Development Authority, due 1/01/11                   450          450,000
Peoria, Illinois, Health Care Facilities
   Revenue, due 5/01/17                               1,380        1,380,000
Person County, North Carolina, Pollution
   Control Authority, due 11/01/19                    3,000        3,000,000
Philadelphia, Pennsylvania, Airport
   Revenue, due 6/15/10                               3,915        3,915,000
Piedmont, South Carolina, Municipal Power
   Agency, due 1/01/25                                4,700        4,700,000
Pinal County, Arizona, Pollution Control
   Revenue, due 12/01/09                              1,200        1,200,000
Pinellas County, Florida, Health Facilities
   Authority, due 12/01/15                            1,000        1,000,000
Pitney Bowes Corp., due 11/13/02                      1,873        1,872,640
Pitt County, North Carolina, Industrial
   Facilities and Pollution, AMT,
   due 5/01/18                                        3,000        3,000,000
Port Arthur, Texas, Navigation District,
   due 10/01/24                                         300          300,000
Puerto Rico Electricity Power Authority,
   due 7/01/22                                        1,200        1,200,000
Rhode Island State Industrial Facilities
   Corp., AMT, due 6/01/05                            3,850        3,850,000
Rhode Island State Industrial Facilities
   Corp., due 11/01/05                                4,240        4,240,000
Richmond, Virginia,Redevelopment and Housing
   Authority, due 11/01/05                            5,355        5,355,000
Richmond, Virginia, Redevelopment and Housing
   Authority, due 11/01/29                            7,000        7,000,000
Roswell, Georgia, Multifamily Housing
   Authority, due 8/01/27                             2,500        2,500,000
Rutherford County, Tennessee, Industrial
   Development, AMT, due 12/01/03                     1,500        1,500,000
Saline County, Nebraska, Industrial
   Development Revenue, AMT, due 10/01/11             1,000        1,000,000
Savannah, Illinois, Industrial Development
   Revenue, due 6/01/04                                 600          600,000
Scotland County, North Carolina, Industrial
   Facilities, AMT, due 5/01/18                       1,350        1,350,000
Seattle, Washington, Municipal Lighting
   and Power Revenue, due 11/01/18                      900          900,000
Sevier County, Tennessee, Public Building
   Authority, due 6/01/05                             8,000        8,000,000
Sevier County, Tennessee, Public Building
   Authority, due 6/01/12                             2,590        2,590,000
Sevier County, Tennessee, Public Building
   Authority, due 6/01/17                             3,255        3,255,000
Sevier County, Tennessee, Public Building
   Authority, due 6/01/21                             3,400        3,400,000
Sevier County, Tennessee, Public Building
   Authority, due 6/01/27                             2,500        2,500,000
Shelby County, Tennessee, due 12/01/10               11,725       11,725,000
Sikeston, Missouri, Electricity Revenue
   Authority, due 6/01/22                            10,098       10,098,000
South Carolina Jobs Economic Development,
   AMT, due 11/01/10                                  3,400        3,400,000
South Carolina Jobs Economic Development,
   AMT, due 12/01/12                                    300          300,000
South Carolina Jobs Economic Development,
   AMT, due 4/01/17                                     300          300,000
Southeastern Oklahoma Industrial Development
   Authority, due 6/01/16                             3,400        3,400,000
St. Charles Parish, Louisiana, Pollution
   Revenue, due 3/01/24                              10,725       10,725,000
State of Utah, General Obligations, AMT,
   due 7/01/22                                        3,330        3,330,000
Tarrant County, Texas, Health Facilities
   Development, due 2/15/17                           8,700        8,700,000
Tarrant County, Texas, Health Facilities
   Development, due 11/15/26                            980          980,000
Texas State, due 10/01/02                             4,950        4,950,000
Texas State, due 4/01/20                              9,440        9,440,100
Texas State, Department of Housing and
   Community, due 3/01/17                             1,995        1,995,000
Texas State, Turnpike Authority, due 1/01/23          3,000        3,000,000
Tipton, Indiana, Economic Development Revenue,
   due 7/01/22                                        1,045        1,045,000
Traill County, North Dakota, Industrial
   Development, AMT, due 12/01/11                     1,000        1,000,000
Traill County, North Dakota, Industrial
   Development, AMT, due 12/11/11                     1,000        1,000,000
Traill County, North Dakota, Solid Waste,
   AMT, due 12/01/11                                  6,100        6,100,000
Utah State Board of Regents, due 11/01/25               900          900,000
Utah State Housing Finance Agency,
   due 7/01/22                                        1,245        1,245,000
Vermont Industrial Development Authority,
   due 12/01/11                                         800          800,000
Walton County, Georgia, Industrial Building
   Authority, due 10/01/00                            1,050        1,050,000
Walton County, Georgia, Industrial Building
   Authority, due 10/01/02                            1,080        1,080,000
Walton County, Georgia, Industrial Building
   Authority, due 10/01/17                              700          700,000
Washington State Health Care Facilities
   Revenue, due 1/01/18                               5,540        5,540,000
Washington State Health Care Facilities
   Revenue, due 1/01/23                                 200          200,000
Wayne Charter County, Michigan, Airport
   Revenue, AMT, due 12/01/09                        12,865       12,865,000
Whitfield County, Georgia, Development
   Authority Revenue, AMT, due 11/01/17               1,000        1,000,000
Winchester, Kentucky, Industrial Building,
   AMT, due 10/01/18                                  2,300        2,300,000
Wisconsin Housing and Economic Development,
   due 9/01/26                                        3,870        3,870,000
                                                               -------------
                                                                 570,740,740
                                                               -------------
 TOTAL INVESTMENTS, AT AMORTIZED COST                  99.8%     722,484,060
OTHER ASSETS, LESS LIABILITIES                          0.2        1,374,345
                                                      ----------------------
NET ASSETS                                            100.0%   $ 723,858,405
                                                      ======================
AMT-Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 day's notice.

See notes to financial statements.

TAX FREE RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
-----------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost and value (Note 1A)               $722,484,060
Cash                                                                   58,305
Interest receivable                                                 5,898,496
-----------------------------------------------------------------------------
   Total assets                                                   728,440,861
-----------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                   4,465,364
Payable to affiliate -- Investment Advisory fees (Note 2A)             75,574
Accrued expenses and other liabilities                                 41,518
-----------------------------------------------------------------------------
   Total liabilities                                                4,582,456
-----------------------------------------------------------------------------
NET ASSETS                                                       $723,858,405
-----------------------------------------------------------------------------
REPRESENTED BY:
Capital paid-in for beneficial interests                         $723,858,405
=============================================================================

TAX FREE RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
-----------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B)                                      $ 21,440,138
EXPENSES:
Investment Advisory fees (Note 2A)             $1,164,274
Administrative fees (Note 2B)                     291,069
Custody and fund accounting fees                  186,461
Audit fees                                         17,800
Trustees' fees                                     12,338
Legal fees                                          1,329
Miscellaneous                                       7,054
-----------------------------------------------------------------------------
   Total expenses                               1,680,325
Less aggregate amounts waived by Investment
 Advisor and Administrator (Notes 2A and 2B)     (796,055)
Less fees paid indirectly (Note 1D)               (11,532)
-----------------------------------------------------------------------------
   Net expenses                                                       872,738
-----------------------------------------------------------------------------
Net investment income                                              20,567,400
NET REALIZED GAIN ON INVESTMENTS                                       17,001
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                      $ 20,584,401
=============================================================================

See notes to financial statements

 TAX FREE RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED AUGUST 31,
                                               -------------------------------
                                                       1998           1997
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                          $   20,567,400     $ 14,529,341
Net realized gain on investments                       17,001            4,286
------------------------------------------------------------------------------
Increase in net assets from operations             20,584,401       14,533,627
------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                     1,069,295,431      574,845,460
Value of withdrawals                             (849,651,201)    (477,920,393)
------------------------------------------------------------------------------
Net increase in net assets from capital
 transactions                                     219,644,230       96,925,067
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                        240,228,631      111,458,694
NET ASSETS:
Beginning of period                               483,629,774      372,171,080
------------------------------------------------------------------------------
End of period                                  $  723,858,405     $483,629,774
==============================================================================

TAX FREE RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
 (000's omitted)                  $ 723,858  $ 483,630  $ 372,171  $ 394,222  $ 233,108
Ratio of expenses to average net
 assets                               0.15%      0.19%      0.30%      0.32%      0.31%
Ratio of net investment income
 to average net assets                3.53%      3.46%      3.31%      3.55%      2.33%
Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets        0.29%      0.31%      0.32%      0.32%      0.32%
Net investment income to average
 net assets                           3.39%      3.35%      3.29%      3.55%      2.32%
=======================================================================================

See notes to financial statements

TAX FREE RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES Tax Free Reserves Portfolio (the
"Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. CFBDS, Inc. ("CFBDS"), (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Portfolio's Administrator. Citibank, N.A. ("Citibank") acts as the Investment Adviser. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies consistently followed by the Portfolio are as follows:

  A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily.

  C. Federal Income Taxes The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

  D. Fees Paid Indirectly The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

  E. Other Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEE AND ADMINISTRATIVE FEE
  A. Investment Advisory Fee The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $1,164,274, of which $504,986 was voluntarily waived for the year ended August 31, 1998. The investment advisory fee is computed at the annual rate of 0.20% of the Portfolio's average daily net assets.

  B. Administrative Fee Under the terms of an Administrative Services Agreement, the administrative fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.05% of the Portfolio's average daily net assets and amounted to $291,069, all of which was voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, and maturities and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $1,907,277,518 and $1,685,688,833, respectively, for the year ended August 31, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES The cost of investment securities owned at August 31, 1998, for federal income tax purposes, amounted to $722,484,060.

5. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $1,924. Since the line of credit was established, there have been no borrowings.

TAX FREE RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX FREE RESERVES PORTFOLIO:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Free Reserves Portfolio (a New York Trust) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
Mark T. Finn
Riley C. Gilley
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
(OF TAX FREE RESERVES PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

               THE CITIFUNDS FAMILY

               LARGE CAP STOCKS
               o  CitiFunds Growth & Income Portfolio
               o  CitiFunds Large Cap Growth Portfolio

               SMALL CAP STOCKS
               o  CitiFunds Small Cap Growth Portfolio
               o  CitiFunds Small Cap Value Portfolio

               INTERNATIONAL STOCKS
               o  CitiFunds International Growth & Income Portfolio
               o  CitiFunds International Growth Portfolio

               GROWTH WITH INCOME
               o  CitiFunds Balanced Portfolio

               BONDS

               o  CitiFunds Intermediate Income Portfolio
               o  CitiFunds Short-Term U.S. Government Income Portfolio
               o  CitiFunds New York Tax Free Income Portfolio
               o  CitiFunds California Tax Free Income Portfolio*
               o  CitiFunds National Tax Free Income Portfolio

               MONEY MARKETS
               o  CitiFunds Cash Reserves
               o  CitiFunds U.S. Treasury Reserves
               o  CitiFunds Tax Free Reserves
               o  CitiFunds New York Tax Free Reserves
               o  CitiFunds California Tax Free Reserves
               o  CitiFunds Connecticut Tax Free Reserves

                  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                  *Purchase orders will be accepted beginning November 2, 1998.

                  For more information contact your Service Agent or call 1-800-625-4554

                  CitiFunds are made available by CFBDS, Inc. as distributor.

(C)1998 Citicorp         (R)Printed on recycled paper               CFA/RTF/898